SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 15, 2003

CARROLL SHELBY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49738	86-1012155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

11150 W. Olympic Blvd., Suite 1050 Los Angeles, California 90064
(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 914-1843

Ginseng Forest, Inc.
(Former name and former address, if changed since last report)

ITEM 4.                                                     CHANGE IN REGISTRANT=S CERTIFYING ACCOUNTANT

Effective August  15, 2003, Carroll Shelby International, Inc. (formerly Ginseng Forest, Inc.) (the “Company”) dismissed Beckstead and Watts, LLP, Certified Public Accountants (“Beckstead”), as the Company’s independent auditor and certifying accountant and appointed Spicer Jeffries & Co., Certified Public Accountants (“Spicer”) as the Company’s new independent auditor.  This change in independent auditors occurred solely as a result of the merger between Ginseng Forest, Inc., which used Beckstead as its auditors, and the Carroll Shelby Companies, which had used Spicer as its accountants.  Following the merger, the Company elected to use Spicer as its ongoing independent auditor.

Beckstead=s report and the report of G. Brad Beckstead on the Company=s financial statements for the year ended December 31, 2002 and the period from inception, December 4, 2000, through December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern qualification indicating that the Company had limited operations and had not yet commenced planned principal operations.

During the Company=s two most recently completed fiscal years, and through the date of Beckstead’s dismissal, there were no disagreements between the Company and Beckstead on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to Beckstead=s satisfaction, would have caused the firm to make reference to the subject matter in connection with its reports on the Company=s financial statements for either such fiscal year or for any reporting period since the Company=s last fiscal year-end.  During the Company=s two most recently completed calendar years, and through the date of Beckstead=s dismissal, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has engaged Spicer as the Company=s new independent auditor and certifying accountant to audit the Company=s consolidated financial statements for the year ending December 31, 2003.  During the period ended December 31,  2001 and the year ended December 31, 2002, and through the date leading up to the engagement of Spicer, the Company did not consult Spicer with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company=s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided Beckstead with a copy of the foregoing disclosures and requested that the firm furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Beckstead agrees with such disclosures.  A copy of such letter is filed as Exhibit 99.1 to this Current Report.

ITEM 7.  EXHIBITS

Exhibit Number	Description

99.1	Letter of Beckstead and Watts, LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLL SHELBY INTERNATIONAL, INC.
(Registrant)

	By:	/s/	John Luft
John Luft, President

Dated: August 20, 2003